SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 12, 2014

AmeriCredit Automobile Receivables Trust 2014-2

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-170231-16 (Commission File Number)	46-7501720 (I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas (Address of Principal Executive Offices)	76102 (Zip Code)

Registrant’s telephone number including area code — (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2014-2 (the “Issuing Entity”), to issue $227,000,000 Class A-1 0.21000% Asset Backed Notes (the “Class A-1 Notes”), $245,000,000 Class A-2-A 0.54% Asset Backed Notes (the “Class A-2-A Notes”), $208,950,000 Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes” and together with the Class A-2-A Notes, the “Class A-2 Notes”), $313,460,000 Class A-3 0.94% Asset Backed Notes (the “Class A-3 Notes”), $107,120,000 Class B 1.60% Asset Backed Notes (the “Class B Notes”), $132,980,000 Class C 2.18% Asset Backed Notes (the “Class C Notes”), $130,770,000 Class D 2.57% Asset Backed Notes (the “Class D Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the “Publicly Offered Notes”), $34,720,000 Class E 3.37% Asset Backed Notes and an Asset Backed Certificate (the “Certificate”), on March 20, 2014 (the “Closing Date”). The Publicly Offered Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Publicly Offered Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. The Publicly Offered Notes were sold to Deutsche Bank Securities Inc. (“Deutsche”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), RBC Capital Markets, LLC (“RBC”) and Wells Fargo Securities, LLC (“Wells Fargo Securities” and collectively with Deutsche, BofA Merrill Lynch and RBC, the “Representatives”), BNP Paribas Securities Corp. (“BNP Paribas”), Goldman, Sachs & Co. (“Goldman Sachs”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and RBS Securities Inc. (“RBS” and collectively with the Representatives, BNP Paribas, Goldman Sachs and Morgan Stanley, the “Underwriters”) pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of June 3, 2014 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and the Representatives.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of May 9, 2014, as amended and restated as of June 4, 2014 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Publicly Offered Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of June 4, 2014 (the “Indenture”), between the Issuing Entity and Citibank, N.A. (“Citibank”), as Trustee and Trust Collateral Agent.

AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of June 4, 2014 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of June 4, 2014 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and Citibank, as Trust Collateral Agent.

AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Sale and Servicing Agreement. JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) has agreed to provide its banking services for the deposit of remittances related to the Receivables pursuant to the Lockbox Account Agreement, attached hereto as Exhibit 10.2, dated as of June 4, 2014 (the “Lockbox Account Agreement”), among Citibank, as Trustee, AmeriCredit and JPMorgan Chase, as Processor, and Regulus Group II LLC (“Regulus”) has agreed to collect and deposit remittances related to the Receivables into the lockbox account pursuant to the Lockbox Processing Agreement, attached hereto as Exhibit 10.3, dated as of June 4, 2014 (the “Lockbox Processing Agreement”), among Citibank, as Trustee, AmeriCredit and Regulus.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of June 3, 2014, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representatives (see Exhibit 1.1 to Form 8-K filed on June 5, 2014, in connection with Registration Statement Nos. 333-170231 and 333-170231-160, which is incorporated by reference herein).

4.1 Indenture, dated as of June 4, 2014, between the Issuing Entity and Citibank, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of June 4, 2014, between AFS SenSub and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of June 4, 2014, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Citibank, as Trust Collateral Agent.

5.1 Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on June 12, 2014, in connection with Registration Statement Nos. 333-170231 and 333-170231-16, which is incorporated by reference herein).

8.1 Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 5.1 to Form 8-K filed on June 12, 2014, in connection with Registration Statement Nos. 333-170231 and 333-170231-16, which is incorporated by reference herein).

10.1 Purchase Agreement, dated as of June 4, 2014, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2 Lockbox Account Agreement, dated as of June 4, 2014, among AmeriCredit, Citibank, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.3 Lockbox Processing Agreement, dated June 4, 2014, among AmeriCredit, Citibank, as Trustee, and Regulus Group II LLC, as Processor.

10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and General Motors Financial of Canada, Ltd. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

99.1 Statistical information for the receivables dated as of June 4, 2014 (see Exhibit 99.1 to Form 8-K filed on June 6, 2014, in connection with Registration Statement Nos. 333-170231 and 333-170231-16, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2014-2

By:	AmeriCredit Financial Services, Inc., as Servicer

By:	/s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: June 16, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 3, 2014, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as Representatives of the Underwriters see Exhibit 1.1 to Form 8-K filed on June 5, 2014, in connection with Registration Statement Nos. 333-170231 and 333-170231-160, which is incorporated by reference herein).

4.1	Indenture, dated as of June 4, 2014, between AmeriCredit Automobile Receivables Trust 2014-2, as Issuing Entity, and Citibank, N.A., as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of June 4, 2014, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of June 4, 2014, among AmeriCredit Automobile Receivables Trust 2014-2, as Issuing Entity, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Citibank, N.A., as Trust Collateral Agent.

5.1	Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on June 12, 2014, in connection with Registration Statement Nos. 333-170231 and 333-170231-16, which is incorporated by reference herein).

8.1	Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 5.1 to Form 8-K filed on June 12, 2014, in connection with Registration Statement Nos. 333-170231 and 333-170231-16, which is incorporated by reference herein).

10.1	Purchase Agreement, dated as of June 4, 2014, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Lockbox Account Agreement, dated as of June 4, 2014, among AmeriCredit Financial Services, Inc., Citibank, N.A., as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.3	Lockbox Processing Agreement, dated June 4, 2014, among AmeriCredit Financial Services, Inc., Citibank, N.A., as Trustee, and Regulus Group II LLC, as Processor.

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between General Motors Financial of Canada, Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

99.1	Statistical information for the receivables dated as of June 4, 2014 (see Exhibit 99.1 to Form 8-K filed on June 6, 2014, in connection with Registration Statement Nos. 333-170231 and 333-170231-16, which is incorporated by reference herein).